SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 19, 2007

                             Timberland Bancorp, Inc.
            (Exact name of registrant as specified in its charter)

         Washington                  0-23333                91-1863696
  ----------------------------    -------------     ------------------
  State or other jurisdiction      Commission         (I.R.S. Employer
  Of incorporation                File Number       Identification No.)


624 Simpson Avenue, Hoquiam, Washington                     98550
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number (including area code) (360) 533-4747


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Elections of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.
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     (b) On October 19, 2007, Roger A. Johansen, Executive Vice President and
Chief Lending Officer, of Timberland Bank ("Bank"), the wholly-owned subsidiary of Timberland Bancorp, Inc., announced that he was resigning his position with the Bank effective November 2, 2007 to take a similar position with another financial institution. Robert A. Drugge and John P. Norawong who are also Executive Vice Presidents of the Bank will jointly assume Mr. Johansen's responsibilities on an interim basis until a qualified replacement for Mr. Johansen is selected by the Bank's Board of Directors.


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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    TIMBERLAND BANCORP, INC.


DATE:  October 22, 2007             By:/s/Dean J. Brydon
                                       ----------------------------
                                       Dean J. Brydon
                                       Chief Financial Officer

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